Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Anna C Catalano, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Anna C. Catalano
Anna C. Catalano

Date:	July 21, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Douglas B Roberts, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Douglas B Roberts
Douglas B Roberts

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Eric G. Friberg, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Eric G. Friberg
Eric G. Friberg

Date:	April 17, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Gordon M Bethune, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Gordon M Bethune
Gordon M Bethune

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Joseph A Califano Jr., whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Joseph A Califano Jr.
Joseph A Califano Jr.

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, James F McCann, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ James F McCann
James F McCann

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Joseph J Plumeri, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Joseph J Plumeri
Joseph J Plumeri

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Perry Golkin, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Perry Golkin
Perry Golkin

Date:	April 28, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Sir Jeremy Hanley, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Jeremy Hanley
Sir Jeremy Hanley

Date:	April 11, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Sir Roy Gardner, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Roy Gardner
Sir Roy Gardner

Date:	April 10, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, William W Bradley, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ William W Bradley
William W Bradley

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Wendy E Lane, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ Wendy Evrard Lane
Wendy E Lane

Date:	April 26, 2006

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Patrick Regan, whose signature appears below hereby constitute and appoint Eric Dinallo, Thomas Colraine, Mary E Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with any registration statement, proxy statement, report or other document required to be filed with or delivered to the Securities and Exchange Commission or any other regulatory organization, self-regulatory organization or securities exchange on behalf of Willis Group Holdings Limited or any of its subsidiaries or affiliates, including to sign and file in the name and on behalf of the undersigned as director or officer of Willis Group Holdings Limited or any such subsidiary or affiliate any such document and all amendments, supplements and exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Signed	/s/ P. C. Regan
Patrick Regan

Date:	April 26, 2006